UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 7, 2019
Date of Report (Date of earliest event reported)

CAI International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33388	94-3109229
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

Steuart Tower, 1 Market Plaza, Suite 900, San Francisco, CA 94105
(Address of principal executive offices, including ZIP Code)

Registrant’s telephone number, including area code: (415) 788-0100

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of exchange on which registered
Common Stock, par value $0.0001 per share	CAI	New York Stock Exchange
8.50% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Stock, par value $0.0001 per share	CAI-PA	New York Stock Exchange
8.50% Series B Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Stock, par value $0.0001 per share	CAI-PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2019 Incentive Plan

On June 7, 2019, CAI International, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company’s stockholders approved the CAI International, Inc. 2019 Incentive Plan (the “2019 Plan”). The 2019 Plan replaces the CAI International, Inc. Amended and Restated 2007 Equity Incentive Plan (the “2007 Plan”), and no further awards will be made under the 2007 Plan after the effective date of the 2019 Plan. The 2019 Plan became effective immediately upon stockholder approval at the Annual Meeting.

The 2019 Plan authorizes the issuance of an additional 350,000 shares of the Company’s common stock.  In addition, up to 2,227,075 shares (i) previously available for issuance under the 2007 Plan and (ii) previously subject to outstanding awards granted under the 2007 Plan to the extent these awards are forfeited or canceled or expire and the Company does not issue the shares covered by the award, will also become available for grant under the 2019 Plan.  The 2019 Plan does not have a fixed expiration date.

The 2019 Plan will be administered by the Compensation Committee, except that with respect to participants who are non-employee directors, the 2019 Plan will be administered by the Board of Directors of the Company (the “Board”).  The Board or the Compensation Committee may delegate the administration, subject to certain limits described in the 2019 Plan.

Awards under the 2019 Plan may be made to any employee, officer or director of the Company and its affiliated companies, as well as to certain consultants, agents, advisors and independent contractors.  Under the 2019 Plan, the committee may grant incentive and nonqualified stock options, stock appreciation rights, restricted stock awards, restricted stock units, performance awards and other stock or cash-based awards.

A summary of the material terms of the 2019 Plan is also set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 18, 2019 (the “Proxy Statement”).  The summaries of the 2019 Plan set forth above and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2019 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

2019 Employee Stock Purchase Plan

On June 7, 2019, the Company’s stockholders also approved the CAI International, Inc. 2019 Employee Stock Purchase Plan (the “ESPP”) at the Annual Meeting.

The ESPP provides a means by which eligible employees of the Company and its designated subsidiaries may be given an opportunity to purchase shares of the Company’s common stock at a discount using payroll deductions. The ESPP authorizes the issuance of up to 250,000 shares of the Company’s common stock, subject to adjustment as provided in the ESPP for stock splits, stock dividends, recapitalizations and other similar events.

The ESPP consists of two separate plans: one for employees in the United States and one for international employees. The portion of the ESPP for employees in the United States is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended.

The ESPP will be administered by the Compensation Committee or any other committee appointed by the Board to administer the ESPP. Under the ESPP, the Company will initially sell shares to participants at a price equal to the lesser of 85% of the fair market value of a share of common stock on (i) the first trading day of the purchase period set by the committee and (ii) the purchase date, unless the committee determines higher percentages.

Generally, all employees whose customary employment is for more than 20 hours per week and who have been continuously employed by the Company for at least 6 months are eligible to participate in the ESPP. Employees of designated subsidiaries outside the United States may have different eligibility requirements as determined appropriate by the committee, for example, to accommodate local requirements and practices. However, any employee who would own or have options to acquire 5% or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary is excluded from participating in the ESPP.

A summary of the material terms of the ESPP is also set forth in the Proxy Statement.  The summaries of the ESPP set forth above and in the Proxy Statement are qualified in their entirety by reference to the full text of the ESPP, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K, and is incorporated herein by reference.

Resignation of Masaaki Nishibori

On June 10, 2019, Masaaki Nishibori notified the Company of his retirement and resignation from the Board, effective immediately.  Mr. Nishibori’s decision to retire was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 7, 2019, the Company held the Annual Meeting in Palo Alto, California.  At the Annual Meeting, there were 16,280,012 shares represented to vote either in person or by proxy, or 90.7% of the outstanding shares entitled to vote, which represented a quorum.  The final results of voting for each matter submitted to a vote of the stockholders at the Annual Meeting are as follows:

1.    Masaaki Nishibori, David G. Remington and John H. Williford were elected as Class III directors of the Company, each to serve for a term of three years or until her or his respective successor has been duly elected and qualified.  The voting for each director was as follows:

Nominee	For	Withheld	Broker Non-Votes
Masaaki Nishibori	10,197,970	4,950,572	1,131,470
David G. Remington	14,550,122	598,420	1,131,470
John H. Williford	13,672,695	1,475,847	1,131,470

2.    KPMG LLP was ratified as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 by the following vote:

For	Against	Abstain	Broker Non-Votes
15,959,999	317,300	2,713	—

3.    The advisory vote to approve the compensation of the Company’s named executive officers was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
14,071,486	734,679	342,377	1,131,470

4.    The CAI International, Inc. 2019 Incentive Plan was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
11,120,888	3,918,316	109,338	1,131,470

5.    The CAI International, Inc. 2019 Employee Stock Purchase Plan was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
14,758,561	280,944	109,037	1,131,470

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	CAI International, Inc. 2019 Incentive Plan.

10.2	CAI International, Inc. 2019 Employee Stock Purchase Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAI INTERNATIONAL, INC.

Dated: June 13, 2019	By:	/s/ Timothy B. Page
Name: Timothy B. Page
Title: Chief Financial Officer